The Grocery REITPhillips Edison-ARC Grocery Center REIT II 1 Phillips Edison Grocery Center REIT II, Inc. Year End 2016 Results www.grocerycenterREIT2.com DST: 888.518.8073 Griffin Capital Securities: 866.788.8614

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 2 Agenda Portfolio & Results Financials Other Updates R. Mark Addy - President and COO

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 3 Forward-Looking Statement Disclosure This presentation and the corresponding call may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources, the quality of the Company’s portfolio of grocery anchored shopping centers and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, such as the risks that retail conditions may adversely affect our base rent and, subsequently, our income, and that our properties consist primarily of retail properties and our performance, therefore, is linked to the market for retail space generally, as well as other risks described under the section entitled “Risk Factors” in the Company's Annual Report on Form 10-K for the year ended December 31, 2016, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation, the corresponding call, and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 4 Year End 2016 Portfolio Highlights • 74 properties • 22 states • 23 leading grocery anchors • 9.3 million square feet • 94.6% leased occupancy • 78.4% of rents from grocery, national and regional tenants Information as of 12/31/2016.

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 5 Year End 2016 Portfolio Highlights Grocer % of ABR # ofLocations Publix 6.2% 15 Albertsons-Safeway 5.5% 10 Walmart 5.1% 6 Ahold Delhaize 4.6% 5 Kroger 3.4% 9 Top 5 Grocers by % of Annualized Base Rent Annualized Base Rent by Tenant Type Annualized Base Rent by Tenant Industry We calculate annualized base rent as monthly contractual rent as of December 31, 2016, multiplied by 12 months. Grocery 38.5% National and Regional 39.9% Local 21.6% Grocery 38.5% Retail Stores 24.3% Services 23.0% Restaurant 14.2%

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 6 Name Location Grocer GLA Alameda Crossing Avondale, AZ Sprouts 132,338 Shorewood Crossing Shorewood, IL Mariano's 173,981 Franklin Centre Franklin, WI Pick 'n Save 120,608 Palmer Town Centre Easton, PA Giant 153,085 Q4 2016 Acquisition Highlights Alameda Crossing Shorewood Crossing Franklin Centre Palmer Towne Centre

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 7 2016 Financials Growth in Performance Consistent with Portfolio Growth • Year Ended December 31, (in 000s) 2016 2015 Net Loss $ (5,497) $ (6,698) Funds from Operations (FFO) 48,419 19,080 Modified Funds from Operations (MFFO) 52,431 28,522

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 8 2016 Same-Center(1) Net Operating Income (NOI) Year Ended December 31, (in 000s) 2016 2015 $ Change % Change Revenues: Rental income(2) $ 25,449 $ 23,944 $ 1,505 Tenant recovery income 9,845 8,959 886 Other property income 181 274 (93) Total revenues 35,475 33,177 2,298 6.9% Operating expenses: Property operating expenses 6,237 5,958 279 Real estate taxes 5,216 5,001 215 Total operating expenses 11,453 10,959 494 4.5% Total Same-Center NOI $ 24,022 $ 22,218 $ 1,804 8.1% (1) Represents 20 properties that we owned and operated prior to January 1, 2015 (2) Excludes straight-line rental income, net amortization of above- and below-market leases, and lease buyout income

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 9 • Debt to Total Enterprise Value: 33.5%1 • Weighted-Average Interest Rate: 3.0% • Weighted-Average Years to Maturity: 3.3 • Fixed-Rate Debt: 94.7% 2 • Variable-Rate Debt: 5.3% • Includes a $127 million variable-rate term loan subject to a forward starting interest rate swap effective January 2017. Excluding this swap, 70.9% of the Company's debt was fixed-rate. Year End Debt Profile 1Debt to total enterprise value is calculated as net debt (total debt, excluding below-market debt adjustments and deferred financing costs, less cash and cash equivalents) as a percentage of enterprise value (equity value, calculated as total common shares outstanding multiplied by the estimated value per share of $22.50, plus net debt). 2Effective January 2017, an additional $127 million of variable-rate debt was fixed through interest rate swap agreements. Excluding this debt that is subject to the forward interest rate swaps, 70.9% of the Company's debt was fixed-rate debt.

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 10 Thank You www.grocerycenterREIT2.com DST: 888.518.8073 Griffin Capital Securities: 866.788.8614

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 11 Appendix

Reconciliation of Non-GAAP Financials

We present Same-Center Net Operating Income ("Same-Center NOI") as a supplemental measure of our performance. We define Net Operating Income ("NOI") as total operating revenues less property operating expenses, real estate taxes, and non-cash revenue items. Same-Center NOI represents the NOI for the 20 properties that were operational for the entire portion of both comparable reporting periods and that were not acquired during or subsequent to the comparable reporting periods. We believe that NOI and Same-Center NOI provide useful information to our investors about our financial and operating performance because each provides a performance measure of the revenues and expenses directly involved in owning and operating real estate assets and provides a perspective not immediately apparent from net income. Because Same-Center NOI excludes the change in NOI from properties acquired after December 31, 2014, it highlights operating trends such as occupancy levels, rental rates, and operating costs on properties that were operational for both comparable periods. Other REITs may use different methodologies for calculating Same-Center NOI, and accordingly, our Same-Center NOI may not be comparable to other REITs.

Same-Center NOI should not be viewed as an alternative measure of our financial performance since it does not reflect the operations of our entire portfolio, nor does it reflect the impact of general and administrative expenses, acquisition expenses, interest expense, depreciation and amortization, other income, or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties that could materially impact our results from operations.

The table below is a comparison of the Same-Center NOI for the year ended December 31, 2016, to the year ended December 31, 2015 (in thousands):

(in 000s)	2016	2015	$ Change	% Change
Revenues:				
Rental income[1]	$ 25,449	$ 23,944	$ 1,505	
Tenant recovery income	9,845	8,959	886	
Other property income	181	274	(93)	
	35,475	33,177	2,298	6.9%
Operating expenses:				
Property operating expenses	6,237	5,958	279	
Real estate taxes	5,216	5,001	215	
	11,453	10,959	494	4.5%
Total Same-Center NOI	$ 24,022	$ 22,218	$ 1,804	8.1%

[1]Excludes straight-line rental income, the net amortization of above- and below-market leases, and lease buyout income

PHILLIPS EDISON
GROCERY CENTER REIT II

12

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 13 2016 2015(1) Net loss $ (5,497) $ (6,698) Adjusted to exclude: General and administrative expenses 18,139 3,744 Acquisition expenses 10,754 13,661 Depreciation and amortization 56,541 25,778 Interest expense, net 10,970 3,990 Gain on contribution of properties to unconsolidated joint venture (3,341) — Other income, net (153) (410) Net amortization of above- and below-market leases (2,142) (1,151) Lease buyout income (707) (9) Straight-line rental income (2,767) (2,056) NOI 81,797 36,849 Less: NOI from centers excluded from Same-Center 57,775 14,631 Total Same-Center NOI $ 24,022 $ 22,218 Below is a reconciliation of net loss to NOI and Same-Center NOI for the years ended December 31, 2016 and 2015 (in thousands): Reconciliation of Non-GAAP Financials (1) Certain prior period amounts have been restated to conform with current year presentation.

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 14 Reconciliation of Non-GAAP Financials  Funds from Operations and Modified Funds from Operations Funds from operations (“FFO”) is a non-GAAP performance financial measure that is widely recognized as a measure of REIT operating performance. We use FFO as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be net income (loss), computed in accordance with GAAP excluding extraordinary items, as defined by GAAP, and gains (or losses) from sales of depreciable real estate property (including deemed sales and settlements of pre-existing relationships), plus depreciation and amortization on real estate assets and impairment charges, and after related adjustments for unconsolidated partnerships, joint ventures and noncontrolling interests. We believe that FFO is helpful to our investors and our management as a measure of operating performance because it, when compared year to year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, which are not immediately apparent from net income. Since the definition of FFO was promulgated by NAREIT, GAAP has expanded to include several new accounting pronouncements, such that management and many investors and analysts have considered the presentation of FFO alone to be insufficient. Accordingly, in addition to FFO, we use modified funds from operations (“MFFO”), which excludes from FFO the following items: • acquisition fees and expenses; • straight-line rent amounts, both income and expense; • amortization of above- or below-market intangible lease assets and liabilities; • amortization of discounts and premiums on debt investments; • gains or losses from the early extinguishment of debt; • gains or losses on the extinguishment of derivatives, except where the trading of such instruments is a fundamental attribute of our operations; • gains or losses related to fair-value adjustments for derivatives not qualifying for hedge accounting; • gains or losses related to consolidation from, or deconsolidation to, equity accounting; • gains or losses related to contingent purchase price adjustments; and • adjustments related to the above items for unconsolidated entities in the application of equity accounting. We believe that MFFO is helpful in assisting management and investors with the assessment of the sustainability of operating performance in future periods and, in particular, after our acquisition stage is complete, because MFFO excludes acquisition expenses that affect operations only in the period in which the property is acquired. Thus, MFFO provides helpful information relevant to evaluating our operating performance in periods in which there is no acquisition activity.

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 15 Reconciliation of Non-GAAP Financials Many of the adjustments in arriving at MFFO are not applicable to us. Nevertheless, as explained below, management’s evaluation of our operating performance may also exclude items considered in the calculation of MFFO based on the following economic considerations. • Adjustments for straight-line rents and amortization of discounts and premiums on debt investments-GAAP requires rental receipts and discounts and premiums on debt investments to be recognized using various systematic methodologies. This may result in income recognition that could be significantly different than underlying contract terms. By adjusting for these items, MFFO provides useful supplemental information on the realized economic impact of lease terms and debt investments and aligns results with management’s analysis of operating performance. The adjustment to MFFO for straight-line rents, in particular, is made to reflect rent and lease payments from a GAAP accrual basis to a cash basis. • Adjustments for amortization of above- or below-market intangible lease assets-Similar to depreciation and amortization of other real estate-related assets that are excluded from FFO, GAAP implicitly assumes that the value of intangibles diminishes ratably over the lease term and should be recognized in revenue. Since real estate values and market lease rates in the aggregate have historically risen or fallen with market conditions, and the intangible value is not adjusted to reflect these changes, management believes that by excluding these charges, MFFO provides useful supplemental information on the performance of the real estate. • Gains or losses related to fair-value adjustments for derivatives not qualifying for hedge accounting-This item relates to a fair value adjustment, which is based on the impact of current market fluctuations and underlying assessments of general market conditions and specific performance of the holding, which may not be directly attributable to current operating performance. As these gains or losses relate to underlying long-term assets and liabilities, management believes MFFO provides useful supplemental information by focusing on the changes in core operating fundamentals rather than changes that may reflect anticipated, but unknown, gains or losses. • Adjustment for gains or losses related to early extinguishment of derivatives and debt instruments-Similar to extraordinary items excluded from FFO, these adjustments are not related to continuing operations. By excluding these items, management believes that MFFO provides supplemental information related to sustainable operations that will be more comparable between other reporting periods and to other real estate operators. Neither FFO nor MFFO should be considered as an alternative to net income (loss) or income (loss) from continuing operations under GAAP, nor as an indication of our liquidity, nor is either of these measures indicative of funds available to fund our cash needs, including our ability to fund distributions. MFFO may not be a useful measure of the impact of long-term operating performance on value if we do not continue to operate our business plan in the manner currently contemplated. Accordingly, FFO and MFFO should be reviewed in connection with other GAAP measurements. FFO and MFFO should not be viewed as more prominent measures of performance than our net income or cash flows from operations prepared in accordance with GAAP. Our FFO and MFFO as presented may not be comparable to amounts calculated by other REITs. The following section presents our calculation of FFO and MFFO and provides additional information related to our operations.

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 16 Reconciliation of Non-GAAP Financials Years Ended December 31,   (in thousands, except per share amounts) 2016 2015(1) 2014 Calculation of FFO       Net loss $ (5,497) $ (6,698) $ (5,833) Adjustments: Depreciation and amortization of real estate assets 56,541 25,778 3,516 Gain on contribution of properties to unconsolidated JV (3,341) — — Depreciation and amortization related to unconsolidated JV 716 — — FFO $ 48,419 $ 19,080 $ (2,317) Calculation of MFFO FFO $ 48,419 $ 19,080 $ (2,317) Adjustments: Acquisition expenses 10,754 13,661 5,449 Net amortization of above- and below-market leases (2,142) (1,151) (152) Gain on extinguishment of debt, net (80) (60) — Straight-line rental income (2,767) (2,056) (256) Amortization of market debt adjustment (866) (845) (40) Change in fair value of derivative (1,076) (107) — Adjustments related to unconsolidated joint venture 189 — — MFFO $ 52,431 $ 28,522 $ 2,684 Weighted-average common shares outstanding - basic 46,228 36,538 10,302 Weighted-average common shares outstanding - diluted 46,230 36,538 10,302 Net loss per share - basic and diluted $ (0.12) $ (0.18) $ (0.57) FFO per share - basic and diluted $ 1.05 $ 0.52 $ (0.22) MFFO per share - basic and diluted $ 1.13 $ 0.78 $ 0.26 (1) Certain prior period amounts have been restated to conform with current year presentation.